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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 13, 2002


                   Bear Stearns Asset Backed Securities, Inc.
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                 (Exact name of registrant specified in Charter)

   Delaware                     333-56242                 13-3836437
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   (State or other              (Commission)              (IRS Employer
   jurisdiction of              File Number)              Identification No.)
   incorporation)


          383 Madison Avenue
          New York, NY                                                  10179
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 (Address of principal executive offices)                              Zip Code


           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 272-4095


                                 Not Applicable
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         (Former name and former address, if changed since last report)


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ITEM 5. Other Events*

Filing of Certain Materials

         Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Bear Stearns Asset Backed Securities, Inc. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Irwin Whole Loan Home Equity Trust 2002-A, Home Equity Loan-Backed Notes, Series 2002-A (the "Notes").

Incorporation of Certain Documents by Reference

         The consolidated financial statements of MBIA Insurance Corporation, a wholly owned subsidiary of MBIA Inc., and its subsidiaries as of December 31, 2001 and December 31, 2000, and for each of the three years in the period ended December 31, 2001, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of MBIA Inc. for the year ended December 31, 2001, and the consolidated financial statements of MBIA Insurance Corporation and its subsidiaries as of March 31, 2002, and for the three month period ended March 31, 2002 and March 31, 2001 included in the Quarterly Report on Form 10-Q of MBIA Inc. for the period ended March 31, 2002, are hereby incorporated by reference in (i) this Current Report on Form 8-K;
(ii) the prospectus; and (iii) the prospectus supplement for Irwin Whole Loan Home Equity Trust 2002-A, Home Equity Loan-Backed Notes, Series 2002-A, and shall be deemed to be part hereof and thereof.

         In connection with the issuance of the Notes, the Company is filing herewith the consent of PricewaterhouseCoopers LLP ("PWC") to the use of their name and the incorporation by reference of their report in the Prospectus relating to the issuance of the Notes. The consent of PWC is attached hereto as
Exhibit 23.1.


---------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated February 15, 2002 and the prospectus supplement dated May 21, 2002 (collectively, the "Prospectus"), of Bear Stearns Asset Backed Securities, Inc., relating to its Irwin Whole Loan Home Equity Trust 2002-A, Home Equity Loan-Backed Notes, Series 2002-A.


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ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (a)      Not applicable.

        (b)      Not applicable.

        (c)      Exhibits:

                 23.1  Consent of PricewaterhouseCoopers LLP


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 BEAR STEARNS ASSET BACKED SECURITIES, INC.

Date:  June 13, 2002

                                 By: /s/ JONATHAN LIEBERMAN
                                     --------------------------------
                                     Name:  Jonathan Lieberman
                                     Title: Senior Managing Director


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                                  EXHIBIT INDEX

Exhibit                      Description
-------                      -----------

23.1                         Consent of PWC